Exhibit 32.2

AMENDED CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Hipso Multimedia, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that the amended Annual Report on Form 10-K/A for the fiscal year ended November 30, 2008 of the Registrant fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 30, 2009
/s/ Alex Kestenbaum
By: Alex Kestenbaum
Principal Financial Officer